UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2019

EP ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36253	46-3472728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

EP ENERGY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Securities registered pursuant to Section 12(b) of the Act: None.

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 997-1200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EPE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On April 29, 2019, John J. Hannan advised the Board of Directors (the “Board”) of EP Energy Corporation (the “Company”) of his intent to resign from the Company’s Board, effective May 1, 2019.  Mr.  Hannan’s resignation did not result from a disagreement with the Company on any matter relating to the Company’s operations, policies or practices including its internal controls or financial related matters.  Mr. Hannan had served on the Board since 2013 at the direction of certain affiliates of Apollo Global Management, LLC (collectively, the “Apollo Sponsor”) pursuant to the Apollo Sponsor’s director appointment rights under the Company’s Stockholders Agreement, dated as of August 30, 2013, by and among the Company and the holders party thereto.

Appointment of New Director

On April 29, 2019, the Board appointed Carol Flaton to serve on the Company’s Board, effective May 1, 2019, filling the newly created vacancy.  Ms. Flaton will also serve on the Board’s Audit, Compensation, and Governance and Nominating Committees.  Ms. Flaton was appointed as a Class I director, with an initial term expiring at the Company’s 2021 annual meeting of stockholders.

Ms. Flaton has been determined to be an independent director for purposes of the listing standards of the New York Stock Exchange. There are no material relationships between Ms. Flaton and any of the Company’s directors, executive officers, or the immediate family members of any such person and there are no family relationships between Ms. Flaton and any of the Company’s directors or executive officers.  There are no arrangements or understandings between Ms. Flaton and any other person pursuant to which Ms. Flaton was selected as a director, and there are no relationships that would be reportable as a related party transaction under the rules of the U.S. Securities and Exchange Commission.

Ms. Flaton will be compensated in accordance with the Company’s independent director compensation program.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EP ENERGY CORPORATION

Date: May 2, 2019	By:	/s/ Jace D. Locke
Jace D. Locke
Vice President, General Counsel and Corporate Secretary

EP ENERGY LLC

	By:	/s/ Jace D. Locke
Jace D. Locke
Vice President, General Counsel and Corporate Secretary

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